                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K
                 _____________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of  Report (Date of earliest event reported):  November 25, 1998


                                 US WATS, INC.
                                 -------------

            (Exact name of Registrant as Specified in its Charter)


                                    0-22944
                           (Commission File Number)

                NEW YORK                                             22-3055962
                --------                                             ----------
(State of Other Jurisdiction of Incorporation)         (IRS Employer Identification Number)


                         2 GREENWOOD SQUARE, SUITE 275
                               3331 STREET ROAD
                         Bensalem, Pennsylvania 19020
                         ----------------------------
  (Address, including zip code, of Registrant's Principal Executive Offices)

                                (215) 633-9400
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     On November 25, 1998, the annual meeting of shareholders of US WATS, Inc. (the "Company") was held and action was taken to elect the directors identified in the Company's proxy statement prepared in connection with such meeting. At the meeting each of Aaron R. Brown, Murray Goldberg, Artie Regan and Walt Anderson was elected to the Board of Directors to serve a term until the next annual meeting of shareholders and until his successor is duly elected and qualified. The voting results are summarized below:

Director                   For      Withheld    Total
----------------------  ----------  --------  ----------
     Aaron R. Brown     17,210,077    70,750  17,280,827
     Murray Goldberg    17,236,977    43,850  17,280,827
     Artie Regan        17,235,977    44,850  17,280,827
     Walt Anderson      17,186,977    93,850  17,280,827




                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        US WATS, Inc.

Date: December 10, 1998                 By:  /s/ Aaron Brown
                                             ---------------
                                        Title:  President and Chief Executive
                                                Officer